Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

15.         Subsequent Events:

a)	On July 18, 2024, the Company agreed to sell the vessel Star Hydrus. The vessel is expected to be delivered to her new owners by October 2024. Overall, in connection with the sale of Star Hydrus discussed above and Star Iris discussed in Note 5, both of which will be completed by the fourth quarter of 2024 the Company expects to collect total gross proceeds of $29.7 million, and recognize a gain on sale of approximately $7.0 million

b)	On August 1, 2024, the outstanding Convertible Notes matured and had a conversion ratio of 86.0801 shares of Star Bulk common stock per $1,000 principal amount of Convertible Notes (as adjusted for the dividend that the Company paid in June 2024). Based on the abovementioned conversion ratio, the Company issued 5,971,284 new shares of Star Bulk common stock upon maturity of the Convertible Notes and the Company canceled the 1,341,584 shares that were previously issued under the Share Lending Agreement.

c)	On August 7, 2024 the Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share payable on or about September 6, 2024 to all shareholders of record as of August 27, 2024.